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                                                                    EXHIBIT 10.2


                      STOCK PLEDGE AND SECURITY AGREEMENT

         THIS STOCK PLEDGE AND SECURITY AGREEMENT is entered into as of the 22nd day of October, 1993 between Robert Ted Enloe III, whose address is 8823 Briarwood Lane, Dallas, Texas 75209 (the "Borrower"),and Liberte Investors, a Massachusetts business trust, whose address is 1420 Viceroy Drive, Dallas, Texas 75265 ("Lender").

                              W I T N E S S E T H:

         WHEREAS, of even date herewith, the Borrower has executed that certain Promissory Note (the "Note"), which evidences certain indebtedness owing from the Borrower to the Lender in connection with the Lender's agreement to finance a portion of the exercise price of options granted to the Borrower ("Stock Options") to purchase 650,000 Shares of Beneficial Interest of the Lender; and

         WHEREAS, the Lender has conditioned its obligations under the Note upon the execution and delivery by the Borrower of this Stock Pledge and Security Agreement, and Borrower has agreed to enter into this Stock Pledge and Security Agreement to secure the payment of the indebtedness to the Lender represented by the Note;

         NOW, THEREFORE, in order to comply with the terms and conditions of the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with Lender as follows:

                                   ARTICLE I

                                 GENERAL TERMS

1.1      Note.

         (a) "Collateral" will mean the 650,000 Shares of Beneficial Interest of the Lender (the "Securities") and the certificates representing the Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Securities acquired by and issued to Borrower upon his exercise of the Stock Options; provided, however, that the Lender shall have no right to receive or apply to the Obligations (as hereinafter defined) any dividends with respect to the Securities paid or payable in cash during any period in which an Event of Default shall not have occurred and be continuing; and

         (b) "Obligations" will mean all obligations and indebtedness of Borrower to the Lender under this Stock Pledge and Security Agreement, the Note and any and all renewals, extensions for any period, rearrangements or modifications thereof, whether evidenced by any note or other instrument or agreement.




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1.2      The Borrower.  The term "Borrower", as used throughout this Stock
Pledge and Security Agreement, shall mean the Borrower, and shall include any permitted successors and assigns of the Borrower.

                                   ARTICLE II

                               SECURITY INTEREST

2.1 Grant of Security Interest in Collateral. In order to secure the payment of the Obligations, and to induce the Lender to provide financing for a portion of the exercise price of the Stock Options and the acquisition of the Securities, the Borrower, for value received, the receipt and sufficiency of which are hereby acknowledged, hereby pledges the Securities to the Lender and hereby grants to the Lender a first lien on and a security interest in and to the Collateral.

2.2 Indebtedness Secured. The security interest created in Section 2.1 above is granted to the Lender by the Borrower to secure the Obligations, including, without limitation, the Note.

2.3 Delivery of Securities. All certificates or instruments representing or evidencing the Securities shall be delivered to and held by the Lender for the sole purpose of possession of the Collateral or any portion thereof, pursuant to this Stock Pledge and Security Agreement, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall at all times have actual possession of the Securities and shall be deemed to have possession of any of the Collateral in transit to it or set apart for it.

2.4 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Lender and any authorized agent thereof, with full power of substitution, as his true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time and in the Lender's discretion, for the purpose of carrying out the terms of this Stock Pledge and Security Agreement and, without notice to the Borrower, to take any and all appropriate actions and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Stock Pledge and Security Agreement, including, without limitation, the following:

         (a) upon the occurrence and continuance of any Event of Default (as hereinafter defined), to transfer to or register any or all of the Collateral in the name of the Lender or any of its nominees; or




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         (b) upon the occurrence and continuance of any Event of Default, to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any of the Collateral, (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (iii) to defend any suit, action or proceeding brought against the Borrower or with respect to any Collateral, (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate and (v) to complete any blanks contained in any instruments of transfer or assignment appended to or delivered with the certificates representing the Securities;

all without notice and without liability except to account for any property actually received by the Lender.

The Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done within the scope of the power of attorney granted hereunder. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1 Valid Issuance, etc. The Borrower and the Lender each represent, warrant and agree that the Securities have been duly authorized, validly issued and are validly outstanding, and were not issued in violation of the preemptive rights of any person or entity or of any agreement or any federal or state law by which the Borrower or the Lender is bound.

3.2 No Material Misstatements. No information, exhibit or report furnished by the Borrower to the Lender in connection with the Note or this Stock Pledge and Security Agreement contained or contains any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein or herein not misleading.

3.3 Ownership and Liens. The Borrower represents, warrants and agrees that, except for the security interest of the Lender, he owns (and at the time of transfer or delivery of the Collateral to the Lender owned or will own) good and indefeasible title to the Collateral free and clear of any other security interests, liens, adverse claims or options; the Borrower has (and at the time of transfer or delivery of the Collateral to the Lender had or will




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have) full right, power and authority to convey, assign, transfer and deliver the Collateral to the Lender in the manner provided herein.

                                   ARTICLE IV

                            COVENANTS AND AGREEMENTS

4.1 Further Assurances. The Borrower covenants and agrees that he will sign, execute, deliver and file, alone or with the Lender, any financing statement, security agreements or other documents or procure any document as may be reasonably requested by the Lender, from time to time, to confirm, perfect and preserve the security interest in the Collateral created and intended to be created hereby. The Borrower will do all such additional and further acts, things, deeds, give such assurances and execute such instruments as the Lender reasonably requires to vest more completely in and assure to the Lender its rights in and to the Collateral under this Stock Pledge and Security Agreement.

4.2 Prohibited Liens and Filings. The Borrower covenants and agrees that he will not pledge, mortgage or otherwise encumber, create or suffer a security interest to exist in any of the Collateral other than in favor of the Lender and that he will not file or permit to be filed any financing statement or other security instrument to exist in any of the Collateral other than in favor of the Lender.

                                   ARTICLE V

                              RIGHTS AND REMEDIES

5.1 Events of Default. The term "Event of Default" shall mean the occurrence of any of the following events:

         (a) The failure of the Borrower to pay the indebtedness evidenced by the Note or any of the Obligations in accordance with its or their respective terms;

         (b) The Borrower's default in punctual performance of any of the Obligations, or any of the covenants, agreements, terms or provisions contained herein or in the Note hereby secured;

         (c) Any warranty, covenant or representation made herein by the Borrower moves to be false in any material respect when so made;

         (d) Consent by the Borrower to the appointment of a receiver or liquidator for himself or for a substantial portion of his assets; or




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         (e)     The assumption of jurisdiction, custody or control of any
assets of the Borrower under the provision of any law, rule or regulation pertaining to bankruptcy, insolvency, reorganization, or other provision pertaining to the protection or enforcement of creditors' rights, if the Borrower has not been fully restored to control of such assets within thirty
(30) days following such assumption.

5.2 Remedies Upon Default. At the option of the Lender and without necessity of demand or notice, including, without limitation, notice of intent to accelerate and notice of acceleration, all or any part of the Obligations shall immediately become due and payable and/or any Obligation of the Lender for further financial accommodation shall terminate upon the occurrence of an Event of Default. If all or any part of the Obligations shall become due and payable, the Lender may then, or at any time thereafter, apply, set-off, collect, sell in one or more sales or otherwise dispose of, that portion of the Collateral that has a fair market value (as determined by the closing price per share of such Collateral on the New York Stock Exchange on the date of the Event of Default) equal to the amount of indebtedness the Borrower has failed to pay, in accordance with the terms of the Obligations and in its then existing form or condition or following any commercially reasonable preparation or processing, in such order as the Lender may elect. All demands, notices and advertisements, and the presentment of property at sale, are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Uniform Commercial Code or other law requires the Lender to give reasonable notice of any such sale or disposition or other action, ten (10) days' prior written notice shall constitute reasonable notice.

5.3      Voting Rights, Dividends, Etc.

         (a) The Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Stock Pledge and Security Agreement.

         (b) Subject to the provisions of Section 1.1(a) of this Stock Pledge and Security Agreement, the Borrower shall be entitled to receive and retain any and all dividends paid in respect of the Collateral.

         (c) The Lender shall execute and deliver (or cause to be executed and delivered) to the Borrower all such notices, proxies and other instruments as he may reasonably request for the purpose of enabling the exercise of the voting and other rights that he is entitled to exercise pursuant to Subsection
(a) above, and to receive the dividends which he is authorized to receive and retain pursuant to Subsection (b) above.

5.4      Release of Collateral.




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         (a)     Full Release.  Upon the payment in full of all amounts owing from the Borrower to the Lender pursuant to the Obligations, either at the Note's maturity or otherwise, the Lender shall immediately release and discharge the Borrower from the Note and any other Obligation and shall release the lien on and security interest in all of the Collateral. Thereafter, any of the Collateral previously delivered to the Lender for its possession shall be delivered and transferred to the Borrower's possession, and the Lender shall make any and all such filings, including, without limitation, any releases of financing statements, and shall execute any and all such instruments as necessary or appropriate to effectuate any such release and discharge of the Borrower.

         (b) Partial Release Prior to Maturity. Upon the partial prepayment by the Borrower of any indebtedness evidenced by the Note, only that portion of the Securities that is equal to the proportion of the principal amount of the Note being paid shall be released and transferred and delivered to the Borrower as described in Subsection (a) above of this Section 5.4.

5.5 Limited Recourse Liability.

         Notwithstanding anything contained herein or in the Note to the contrary, in the event of any default in the payment of the Note or default in the performance of this stock Pledge and Security Agreement, the Borrower, his principals, their heirs, legal representatives and any permitted successors and assigns, shall only be liable for the payment of not more than fifty-three thousand three hundred and four dollars ($53,304.00) of the sums due under the Note or under the liens securing payment hereof (including, but not limited to, reasonable attorneys' fees), any amounts outstanding and owing on the Note in excess of fifty-three thousand three hundred and four dollars ($53,304.00) may be satisfied only out of the Collateral. Accordingly, the Lender shall have as its sole recourse and remedy for the repayment of any such amounts owing over fifty-three thousand three hundred and four dollars ($53,304.00), the right to foreclose the liens on the Collateral pursuant to this Stock Pledge and Security Agreement or otherwise to satisfy the payment of any and all such amounts, then or thereafter owing hereon or upon the liens on the Collateral securing the payment hereof, and the Lender shall have no right to seek and/or obtain a judgment against the Borrower, his principals, their heirs, legal representatives and any permitted successors or assigns, for a deficiency, if any, in excess of fifty-three thousand three hundred and four dollars ($53,304.00). This Section 5.5 paragraph shall not in any manner limit or restrict the rights of the Lender to foreclose against the Collateral under this Stock Pledge and Security Agreement in the event of failure to make any payments as set forth or upon any other default under the Note or under this Stock Pledge and Security Agreement.




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                                  ARTICLE VI

                                 MISCELLANEOUS

6.1 Notices. Any notice or demand to the Borrower under this Stock Pledge and Security Agreement or in connection with this Stock Pledge and Security Agreement may be given, and shall conclusively be deemed and considered to have been given, and received if delivered to the addresses set forth in this Stock Pledge and Security Agreement or to such other addresses as the parties hereto may specify to the other parties in writing.

6.2 CHOICE OF LAW. THIS AGREEMENT IS EXECUTED, DELIVERED AND PERFORMABLE IN THE STATE OF TEXAS, THE LAWS OF WHICH SHALL GOVERN THIS STOCK PLEDGE AND SECURITY AGREEMENT.

6.3 Amendment and Waiver. This Stock Pledge and Security Agreement may not be amended nor may any of its terms be waived except in writing duly signed by the party against whom enforcement of the amendment or waiver is sought.

6.4 Invalidity. If any provision of this Stock Pledge and Security Agreement is rendered or declared illegal, invalid or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision that has become final, the Borrower and the Lender shall promptly meet and negotiate substitute provisions for those rendered illegal, invalid or unenforceable, but all of the remaining provisions shall remain in full force and effect, regardless of whether the Borrower and the Lender shall so meet.

6.5 Successors and Assigns. The covenants, representations, warranties and agreements herein set forth shall be binding upon the Borrower and its successors and permitted assigns and shall insure to the benefit of the Lender and its successors and assigns.

         EXECUTED as of the date first written hereinabove.

                                        "BORROWER"


                                        ______________________________
                                        ROBERT TED ENLOE III


                                        "LENDER"

                                        LIBERTE INVESTORS


                                        By:___________________________
                                        Name:  Dr. William S. Banowsky
                                        Title: Chairman of the Board of Trustees




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